SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

                        CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      25-Apr-02

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2002 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-69800-01           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                              75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 4/25/2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 4/25/2002.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
            Date:
            Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
            Exhibit No.

   1.)          Monthly Distribution Report Dated:           25-Apr-02


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            25-Apr-02

DISTRIBUTION SUMMARY


              Original  Beginning Certifica Principal  Ending Certificate
   Class    Face Value        Balance      Distribution    Balance
        AF-180500000.00        76562161.64  2647618.29    73914543.35
        AF-240000000.00        40000000.00        0.00    40000000.00
        AF-336000000.00        36000000.00        0.00    36000000.00
        AF-440500000.00        40500000.00        0.00    40500000.00
        AF-5 9040000.00         9040000.00        0.00     9040000.00
        AF-622800000.00        22800000.00        0.00    22800000.00
        MF-115300000.00        15300000.00        0.00    15300000.00
        MF-211974000.00        11974000.00        0.00    11974000.00
          BF 9980000.00         9980000.00        0.00     9980000.00
          AV204103000.00      201446063.10  1307285.60   200138777.50
        MV-118046000.00        18046000.00        0.00    18046000.00
        MV-210578000.00        10578000.00        0.00    10578000.00
          BV16179000.00        16179000.00        0.00    16179000.00
        X-IO       0.00               0.00        0.00           0.00
           R       0.00               0.00        0.00           0.00
       Total515000000.00      508405224.74  3954903.89   504450320.85


              Interest     Pass-Through       Total
   Class    Distribution       Rate        Distribution
    AF-1       185663.24           2.91000%  2833281.53
    AF-2       129666.67           3.89000%   129666.67
    AF-3       139200.00           4.64000%   139200.00
    AF-4       187650.00           5.56000%   187650.00
    AF-5        45049.33           5.98000%    45049.33
    AF-6       105260.00           5.54000%   105260.00
    MF-1        78285.00           6.14000%    78285.00
    MF-2        65258.30           6.54000%    65258.30
     BF         55971.17           6.73000%    55971.17
     AV        381628.38           2.20000%  1688913.98
    MV-1        42733.93           2.75000%    42733.93
    MV-2        29876.97           3.28000%    29876.97
     BV         57817.45           4.15000%    57817.45
    X-IO      2456692.70           0.00000%  2456692.70
     R              0.00           0.00000%        0.00
   Total      3960753.14                     7915657.03


AMOUNTS PER $1,000 UNIT

                            Principal        Interest
   Class       Cusip       Distribution    Distribution
    AF-1     152314 EF3         32.88966820  2.30637565
    AF-2     152314 EG1          0.00000000  3.24166675
    AF-3     152314 EH9          0.00000000  3.86666667
    AF-4     152314 EJ5          0.00000000  4.63333333
    AF-5     152314 EK2          0.00000000  4.98333296
    AF-6     152314 EL0          0.00000000  4.61666667
    MF-1     152314 EM8          0.00000000  5.11666667
    MF-2     152314 EN6          0.00000000  5.45000000
     BF      152314 EP1          0.00000000  5.60833367
     AV      152314 EQ9          6.40502883  1.86978330
    MV-1     152314 ER7          0.00000000  2.36805552
    MV-2     152314 ES5          0.00000000  2.82444413
     BV      152314 ET3          0.00000000  3.57361085
    X-IO         0               7.67942503  7.69078280
     R           0               0.00000000  0.00000000


               Total    Ending Certificate
   Class    Distribution      Balance
    AF-1     35.19604385       918.19308509
    AF-2      3.24166675      1000.00000000
    AF-3      3.86666667      1000.00000000
    AF-4      4.63333333      1000.00000000
    AF-5      4.98333296      1000.00000000
    AF-6      4.61666667      1000.00000000
    MF-1      5.11666667      1000.00000000
    MF-2      5.45000000      1000.00000000
     BF       5.60833367      1000.00000000
     AV       8.27481213       980.57734330
    MV-1      2.36805552      1000.00000000
    MV-2      2.82444413      1000.00000000
     BV       3.57361085      1000.00000000
    X-IO     15.37020783       979.51518612
     R        0.00000000         0.00000000


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Donna Fanning
                                            --------------------------
                                             Name:  Donna Fanning
                                             Title: Vice President
Dated:         25-Apr-02